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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

       - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): MARCH 19, 1999



                               GENTEX CORPORATION
             (Exact name of Registrant as Specified in its Charter)




        MICHIGAN                        0-10235                   38-2030505
(State or Other Jurisdiction     (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)



                            600 N. CENTENNIAL STREET
                             ZEELAND, MICHIGAN 49464
          (Address of Principal Executive Offices, Including Zip Code)




                                 (616) 772-1800
              (Registrant's Telephone Number, Including Area Code)











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Item 4.       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

              On March 15, 1999, the Registrant dismissed its independent accountant, Arthur Andersen LLP ("AA"). AA's report on the financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion and was not modified as to uncertainty, audit scope or accounting principles. The decision to change accountants was recommended by the Audit Committee of the Board of Directors and approved by the full Board of Directors on March 12, 1999. There were no disagreements with AA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

              The Registrant retained the accounting firm of Ernst & Young, LLP ("E & Y") on March 15, 1999, to provide audit services for the year ending December 31, 1999. There have been no consultations with E & Y regarding the application of accounting principles to specific transactions, or the type of audit opinion that might be rendered.



Item 7.       FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS


              ( c )  Exhibits

                     See Exhibit Index included herewith.





















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                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                               GENTEX CORPORATION


Date:       March 19, 1999                 By:   /s/ Enoch Jen
            --------------                       -------------------------------
                                                 Enoch C. Jen
                                                 Vice President - Finance,
                                                 Principal Financial and
                                                 Accounting Officer

























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                                  EXHIBIT INDEX





EXHIBIT NO.                            EXHIBIT                         PAGE NO.
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   16                     Letter on Change in Certifying Accountant




































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